Prime Credit Card Master Trust					14-Oct-05
					10:59 AM
Settlement Statement
-	-	--

Distribution Date:					17-Oct-05

Monthly Period:		September 2005
		28-Aug-05
		01-Oct-05

(i) Collections					$434,065,233
Finance Charge					45,855,648
Principal					388,209,585

(ii) Investor Percentage - Principal Collections					01-Oct-05

	Series 2000-1				25.7%
	A				21.5%
	B				2.1%
	C				2.1%

	Series 1992-3				24.5%
	A				20.2%
	B				4.3%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				7.7%
	A				3.6%
	B				2.1%
	C				2.1%

	Series 1992-3				24.5%
	A				20.2%
	B				4.3%

(iv) Distribution Amount per $1,000				17-Oct-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$2.514
	A				3.048
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$1,053,306.67

(v) Allocation to Principal per $1,000				17-Oct-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				17-Oct-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$2.514
	A				3.048
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$1,053,306.67

(vii) Investor Default Amount

	Series 2000-1				$1,077,461.09
	A				569,617.99
	B				253,921.55
	C				253,921.55

	Series 1992-3				$2,384,567.73
	A				$1,967,268.38
	B				$417,299.35

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$349,222.22
	A				222,222.22
	B				63,500.00
	C				63,500.00

	Series 1992-3				$684,807.41
	A				564,966.11
	B				119,841.30

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			01-Oct-05		$1,949,580,232.69
Principal Receivables in Trust					$1,867,229,963.66

(xii) Invested Amount			01-Oct-05

	Series 2000-1				$142,866,666.65
	A ( net of $333,333,333.29 Principal Funding)				66,666,666.65
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$453,525,816.88
	A				374,158,798.93
	B				79,367,017.95

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.934%
Finance Charge Receivables Factor					4.224%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.74%	$1,702,064,052
	1-29 days			3.60%	$66,110,695
	30-59 days			1.07%	$19,709,509
	60-89 days			0.73%	$13,434,312
	90-119 days			0.60%	$11,055,555
	120-149 days			0.54%	$9,879,286
	150 days +			0.72%	$13,264,630
	Total			100.00%	$1,835,518,039

	Balance in Principal Funding Account			1-Oct-05	$333,333,333

Last Updated on 10/17/2005
By ho0dmw